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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 19, 2006

                               ENDWAVE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                000-31635                              95-4333817
          (Commission File No.)             (IRS Employer Identification No.)

           776 Palomar Avenue
          Sunnyvale, California                           94085
 (Address of principal executive offices)              (Zip Code)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (408) 522-3100

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

On July 20, 2006, Endwave Corporation announced that Eric D. Stonestrom was appointed as a member of its Board of Directors, effective as of July 19, 2006. In addition, Mr. Stonestrom was appointed a member of the Nominating and Governance Committee and Compensation Committee of Endwave's Board of Directors. Mr. Stonestrom was appointed to the Board of Directors as the designee of Oak Investment Partners, the holder of Endwave's Series B preferred stock. A press release announcing Mr. Stonestrom's appointment was issued on July 20, 2006, which is attached hereto as Exhibit 99.1 and the contents of which are incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

EXHIBIT NO.     DESCRIPTION
-----------     ----------------------------------------------------------------
99.1            Press Release, dated July 20, 2006, entitled "Endwave Appoints
                Eric D. Stonestrom to its Board of Directors."

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Endwave Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENDWAVE CORPORATION


Dated: July 20, 2006                   By:    /s/ Brett W. Wallace
                                              ----------------------------------
                                              Brett W. Wallace
                                       Title: Executive Vice President and Chief
                                              Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
-----------     ----------------------------------------------------------------
99.1            Press Release, dated July 20, 2006, entitled "Endwave Appoints
                Eric D. Stonestrom to its Board of Directors."